UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2010

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

          On May 10, 2010, Foot Locker, Inc. (the “Company”) discussed with ISS Proxy Advisory Services (“ISS”), a member of Risk Metrics Group, Inc., information with respect to the compensation package offered to Ken C. Hicks, the Company’s new Chief Executive Officer, at the time the Company made an offer of employment to him in June 2009. Attached hereto as Exhibit 99.1 is a copy of the written comments provided to ISS in connection with the discussion.

          The Company previously filed a proxy statement with the Securities and Exchange Commission, which was mailed or provided electronically to shareholders beginning April 9, 2010, in connection with the Company’s Annual Meeting of Shareholders to be held on May 19, 2010. The proxy statement and the Company’s other public filings are available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov. The Company’s public filings are also available through its website under the “Investor Relations” tab at www.footlocker-inc.com.

Item 9.01.     Financial Statements and Exhibits

(c)		Exhibits
	99.1	Comments on Ken C. Hicks Sign-On Package

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: May 10, 2010	By:	/s/ Gary M. Bahler
Senior Vice President,
General Counsel and Secretary